FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 15, 2007

DUSKA THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-33023	86-0982792
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Two Bala Plaza, Suite 300, Bala Cynwd, PA 19004
(Address of principal execute offices, including zip code)

(610) 660-6690
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Copies to:
Darrin Ocasio, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On October 15, 2007, the Board of Directors of the Duska Therapeutics, Inc. (the “Company”) appointed Shepard Goldberg and Steven Dinh as directors of the Company to fill vacancies created by the departure of Jane Kinsel and David G. Benditt.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 18, 2007	DUSKA THERAPEUTICS, INC. (Registrant)

	By:	/s/ Wayne Lorgus
Name: Wayne Lorgus
Title: Chief Financial Officer